FINANCIAL INVESTORS TRUST

ALPS/SMITH TOTAL RETURN BOND FUND
ALPS/SMITH SHORT DURATION BOND FUND

SUPPLEMENT DATED NOVEMBER 6, 2018
TO THE
SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED
JUNE 29, 2018

Summary Prospectus and Prosectus

The section entitled “PERFORMANCE INFORMATION” in the Summary Prospectus and in the Summary Sections of the Prospectus with respect to the ALPS/Smith Total Return Bond Fund is hereby deleted and replaced in its entirety with the following:

PERFORMANCE INFORMATION

As the Fund was launched in June of 2018, the Fund does not yet have annual total returns for a full calendar year, therefore no performance information for the Fund is provided in this Prospectus. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Bloomberg Barclays US Aggregate Bond Index, a broad-based securities market index. Updated performance information will be available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

The section entitled “PERFORMANCE INFORMATION” in the Summary Prospectus and in the Summary Sections of the Prospectus with respect to the ALPS/Smith Short Duration Bond Fund is hereby deleted and replaced in its entirety with the following:

PERFORMANCE INFORMATION

As the Fund was launched in June of 2018, the Fund does not yet have annual total returns for a full calendar year, therefore no performance information for the Fund is provided in this Prospectus. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Bloomberg Barclays 1-3 Year US Government/Credit Index, a broad-based securities market index. Updated performance information will be available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Prospectus

The third paragraph in the section entitled “MANAGEMENT” in the Prospectus is hereby deleted and replaced in its entirety with the following:

Smith Capital, an investment adviser registered with the Securities and Exchange Commission and a Colorado limited liability company, is located in Denver, Colorado, and was established in 2018. Smith Capital’s principal address is 1430 Blake Street, Denver, Colorado 80202. Smith Capital will commence advisory operations in earnest with the launch of the Funds. The Portfolio Manager’s advisory experience is described below.

Statement of Additional Information

The first paragraph in the section entitled “PURCHASE, EXCHANGE & REDEMPTION OF SHARES - Dealer Commissions and Compensation – Investor Class and Class A Shares” is deleted and replaced in its entirety with the following:

Class A Shares

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more; purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees; and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $10 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

The third paragraph in the section entitled “INVESTMENT MANAGERS” is deleted and replaced in its entirety with the following:

Smith Capital, an investment adviser registered with the Securities and Exchange Commission and a Colorado limited liability company, is located in Denver, Colorado, and was established in 2018. Smith Capital’s principal address is 1430 Blake Street, Denver, Colorado 80202. Smith Capital will commence advisory operations in earnest with the launch of the Funds.

Please retain this supplement with your Summary Prospectus, Prospectus and
Statement of Additional Information.

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